
11401
11401
ATION SERVICES
www.ffeinc.com
120048
53FT
10500

Frozen Food Express Industries, Inc.

September 2012 Investor Presentation

Safe Harbor Statement

This document contains information and forward-looking statements that are based on management's current beliefs and expectations and assumptions which are based upon information currently available. Forward-looking statements include statements relating to plans, strategies, objectives, expectations, intentions, and adequacy of resources, including whether the Company will return to profitability in fiscal 2012, and may be identified by words such as "will", "could", "should", "believe", "expect", "intend", "plan", "schedule", "estimate", "project" and similar expressions. These statements are based on current expectations and are subject to uncertainty and change.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will be realized. Should one or more of the risks or uncertainties underlying such expectations not materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

Among the key factors that are not within management's control and that may have a bearing on operating results are demand for the Company's services and products, and its ability to meet that demand, which may be affected by, among other things, competition, weather conditions and the general economy, the demand for bulk tank water transportation services, the availability and cost of labor, the ability to negotiate favorably with lenders and lessors, continued availability of credit on commercially reasonable terms, the effects of terrorism and war, the availability and cost of equipment, fuel and supplies, the market for previously-owned equipment, the impact of changes in the tax and regulatory environment in which the Company operates, operational risks and insurance, risks of lawsuits and unfavorable judgments, risks associated with the technologies and systems used and the other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission.



Company Profile

- Headquartered in Dallas, Texas
- 66+ year old business and one of the first temperature controlled carriers
- National player with 12 strategically located service centers
- Highly diversified customer base
- Approximately 2,174 employees
- 1,608 Trucks / 2,968 Trailers

Investment Data (As of 6/30/12), except*	
Nasdaq: FFEX	
Recent Price (8/28/12)*	**$2.39**
52-Week Range	$1.10 -$4.15
Shares Outstanding	17.9 MM
Market Capitalization	$42.8 MM
TTM Revenue	$379 MM
Cash	$2 MM
Long-Term Debt	$34 MM
Tangible Book Value/ share	$2.15



Business Mix

- The Company's business mix includes the following:
  - **LTL:** only asset-based provider of nationwide LTL temperature-controlled services.
  - **TL:** divested dry van assets in 2011, now 100% temperature-controlled equipment.
  - **Brokerage and Logistics:** complete logistics and brokerage capabilities including ocean, air-freight, and freight management services.
  - **Water:** 40 truck frac water business commenced operations in 2H 2011. (Currently 45 tankers.)

2007


5.6%
33.6%
60.8%
TL
LTL
Brokerage, Logistics and Other

2012 (6/30/12)


10.0%
49.4%
40.6%
TL
LTL
Brokerage, Logistics, Water, and Other

Note: Logistics revenue includes brokerage and logistics services.
Truckload revenue includes intermodal and dedicated services.



Investment Highlights

COMPETITITVELY DIFFERENTIATED

- Only asset-based national provider of temperature-controlled LTL services
- Strong customer value proposition with one stop shopping and unique service offering
- Key player in the $9 billion "Cold-Chain" niche with facilities located in major freight corridors
- Opportunity to take share in highly fragmented industry (top 20 carriers individually <15% of the market)

DIVERSIFIED CUSTOMER BASE

- Broad end market exposure (food, consumer products, E&P, pharmaceuticals)
- Long standing customer relationships across industry sectors
- Approximately 4,000 customers with no customer representing over 9% of sales

SIGNIFICANT OPERATING LEVERAGE OPPORTUNITY

- Early innings of turn around plan have produced first profitable quarter since 2008
- Exit low margin/ low return businesses
- Reinvest in high margin/ high return businesses (logistics and water services for crude oil exploration)
- Improve operating efficiencies
- Actively seeking rate increases in a favorable supply/demand environment

STRONG BALANCE SHEET

- $2.15 per share in tangible book value
- Significant NOL carry forwards
- $50 million line of credit with $15MM-$20MM of availability

EXPERIENCED MANAGEMENT TEAM

- 80 years combined industry experience
- Seasoned team driving operational improvement
- Management team has held leadership positions at BNSF, Con-way, Pacer, and Roadway



Recent Headwinds – Trucking Sector

- Headwinds that have affected the trucking sector include excess capacity, cost inflation, and driver shortages.

DRIVER SHORTAGE

- Driver shortage is an industry-wide problem that is expected to continue



Driver Shortage / Surplus
160,000
120,000
81,000
41,000
2,000
-38,000
-77,000
-116,000
-156,000
-195,000
-235,000
Q2 '08
Q2 '09
Q2 '10
Q2 '11
Q2 '12
Q2 '13
Q2 '14

COST INFLATION

- The freight recession caused an underinvestment in equipment, leading to a significant aging of tractors and trailers in the fleet
- Rising costs of many replacement parts compound the issue



TL COSTS Outlook
18
14.4
10.8
7.2
3.6
0
-3.6
-7.2
-10.8
-14.4
-18
(%)
'04
'06
'08
'10
'12
'14

Source: www.TruckGauge.com



Market Share Opportunity

Size of the U.S. Trucking Industry


Top 20
for Hire
$64B
For Hire
$234B
Private Fleet
$280B
Take Share
Opportunity

Sources: ATA and Journal of Commerce

- Smaller truckers exit the market
- Limited access to capital for new entrants
- Regulatory changes (EOBR, HOS, CSA)



Competitively Differentiated

National End-to-End Service

Full Service Offerings

- Temp Controlled Truckload
- Temp Controlled Less than Truckload
- Brokerage / Logistics
- Air and Expedited
- Intermodal
- Oil Exploration Support

Defined TL Service Network


ONTARIO
New York
Los Angeles
San Diego
Atlantic Ocean



Competitively Differentiated

National LTL Advantages

One Stop Shopping

- Only national network
- Shippers use one carrier for all routes across the country
- Creates long-term customer relationships
- Complete visibility
- Uniform quality of service

Only National Refrigerated LTL Player


Portland OR
Stockton CA
Los Angeles CA
Salt Lake City UT
Chicago IL
Burlington NJ
Kansas City MO
Memphis TN
Atlanta GA
Lancaster TX
Winter Haven FL
Miami FL
LTL terminals
Driver School
Office & Yard (no docks)



Competitively Differentiated

Use of Technology

- FFE recently made significant investments to improve its tracking, driver communication, routing, and driver safety systems.
- The recent investments (StarTrak, PeopleNet, Manhattan, and Microsoft CRM) will enhance efficiency and customer service.

STARTRAK

- StarTrak provides tracking, monitoring, and controlling of refrigerated trailers
- The ReeferTrak line provides:
  - — GPS Tracking
  - — Full reefer unit monitoring including all alarms, reefer operations status and state changes
  - — Complete two-way remote configuration of the reefer microcontroller
  - — Comprehensive fuel monitoring capabilities to detect rapid fuel loss, fuel usage and refuel events
  - — Onboard geofencing to managers arrivals and departures and trailer dwell times

PEOPLENET

- PeopleNet provides onboard computing and carrier fleet communications
- The PeopleNet system includes:
  - — Route Management
  - — Safety Security & Compliance
  - — End-To-End Vehicle Management
  - — Supply Chain Communications
- The product monitors speed, vehicle management, eDriver logs, and onboard events in real-time
- Designed to function in key areas of operating efficiency, safety, and customer service

Manhattan Associates. The Supply Chain People™

- The Company utilizes Manhattan's carrier management solutions designed to improve operations
  - — Driver&Load® matches specific driver to best load combination and updates driver-to-load combinations in real time.
  - — Drop&Swap® improves efficiency by evaluating all drivers and load combinations; also sends alerts and monitors changing estimated time of arrivals to identify potential problems and avert service failures.
  - — Fuel&Route® determines optimal routing and fuel combinations while balancing driver requests and preferences, and reduces out-of-route miles along with costs for fuel, taxes and tolls.

Microsoft Dynamics CRM

- Customer Relationship Management
- Account Records
- Account Activity
- Customer Contacts
- Sales Calls
- Customer Reports
- Sales Appointments
- Dynamic Visibility to Sales Activities
- Dynamic Visibility to Customer Metrics
- Sales Territory Management Analysis



Competitively Differentiated

Solution to the Driver Shortage

FFE Driving Academy

- ***Driver quality -*** Ability to screen for and train our own drivers
- ***Driver Retention -*** Drivers are not able to use their certificate to work for any other carriers for one year - 81% turnover through 32 weeks.
- ***Lower Driver acquisition costs -*** Lower cost of adding drivers to the fleet

Average cost per driver for school = $2,200

versus

Average cost of hiring a driver = $5,000 to $10,000

Better Drivers = Lower Costs



Competitively Differentiated

Solution to the Driver Shortage

- In addition to Company drivers, FFE actively recruits independent contractors, both true owner-operators (that own equipment outright) and lease-to-own drivers.
- FFE recently improved the owner/operator agreement with partial reimbursement of fuel and deadhead costs, expanded insurance offering and electronics coverage.
- Drive-To-Own Program ("DTO") – The Company provides a Lease Purchase program to qualified drivers that want to become owner operators.
  - Drivers are thoroughly screened to ensure they are a good fit for the program.
  - Must perform for 6 months as company driver on several metrics (attitude, safety, fuel economy).
  - Qualified drivers enter into a lease purchase agreement for late model equipment.
  - The program was launched in March 2011 and today has 203 DTO contractors.

DrivetoOwn
Your Truck. Your Future.



Diversified Customer Base

Marquee Customers

No Customer Comprises more than 9% of Revenue

Top 20 Customers Make Up ~ 55% of Revenue

Approximately 4,000 customers

Nestlé
MOTT'S
Ventura Foods LLC
kraft foods
GoodSource SOLUTIONS
The Cheesecake Factory
HICKORY FARMS
SOLO
ConAgra Foods
Sara Lee
SYSCO
MARS
Walmart
Alcon
GRIFOLS
PIONEER NATURAL RESOURCES
Johnson & Johnson
J.C. POTTER
Heinz
JBS
Cargill
HERSHEY'S



Experienced Management Team

- Stoney "Russell" Stubbs
  - President and Chief Executive Officer
- John Hickerson
  - Executive Vice President and Chief Operating Officer
- John McManama
  - Senior Vice President and Chief Financial Officer

.... *Extensive Industry Experience*

80 Years of Combined Experience



Strategic Plan to Restore Profitability

- Exit low margin/ low return businesses (dedicated dry freight)
- Reinvest in service offerings with high return characteristics (core temperature controlled businesses, logistics and water services for crude oil exploration)
- Improve operating efficiencies (maintenance costs, fuel economy and TL network – MPTPW)
- Improve yields on core temperature controlled businesses
- Established the FFE Driver Academy to mitigate the impact of industry wide driver shortage

Return to profitability during fiscal 2012

3-5 year Operating Ratio Target – 94% to 96%



Strategic Plan to Restore Profitability

	2011	1Q 2012	2Q 2012	2012 Targeted Change	3 to 5 year Target
Operating Ratio	109.8%	105.9%	98.4%	910 - 1010 basis points	94% to 96%

- 2Q 2012 posted first profitable quarter since 2008
- **Revenue per truck per week –** Increase 6% for 1H2012
- **Age of the fleet –** reduced average age of trucks from 2.8 years to 2.1 years
- **Reduced Supplies and Maintenance Costs -** $2.1 million decrease during 1H2012
- **Reduced Fuel Costs -** approximately 5% improvement in fuel economy during 1H2012
- **LTL yield –** increase 5% for 1H2012
- **TL revenue per mile –** increase 7% for 1H2012



Revenue Trends



Total Revenue Comparisons
3Q 2011 - Exit Dedicated Dry Van Services
600
500
400
300
200
100
0
2006
2007
2008
2009
2010
2011
(in millions $)



Pro Forma Revenue Comparisons*
70
60
50
40
*Q1
*Q2
2011
2012
(in millions $)

* Pro forma comparison excludes the effect of fuel surcharges and the exit of dedicated dry van services during the third quarter of 2011



Liquidity / Debt Update

- On and off balance sheet financing levels crested during 2011
- Borrowings under credit facility were $24.3 million at June 30, 2012
- Approximately $15MM - $20MM in availability under line of credit
- Second quarter operating cash flow +$200K
- Expect Capex, net of proceeds from sales of property and equipment to not exceed $1 million for 2012



Investment Highlights

COMPETITITVELY DIFFERENTIATED

- Only asset-based national provider of temperature-controlled LTL services
- Strong customer value proposition with one stop shopping and unique service offering
- Key player in the $9 billion "Cold-Chain" niche with facilities located in major freight corridors
- Opportunity to take share in highly fragmented industry (top 20 carriers individually <15% of the market)

DIVERSIFIED CUSTOMER BASE

- Broad end market exposure (food, consumer products, E&P, pharmaceuticals)
- Long standing customer relationships across industry sectors
- Approximately 4,000 customers with no customer representing over 9% of sales

SIGNIFICANT OPERATING LEVERAGE OPPORTUNITY

- Early innings of turn around plan have produced first profitable quarter since 2008
- Exit low margin/ low return businesses
- Reinvest in high margin/ high return businesses (logistics and water services for crude oil exploration)
- Improve operating efficiencies
- Actively seeking rate increases in a favorable supply/demand environment

STRONG BALANCE SHEET

- $2.15 per share in tangible book value
- Significant NOL carry forwards
- $50 million line of credit with $15MM-$20MM of availability

EXPERIENCED MANAGEMENT TEAM

- 80 years combined industry experience
- Seasoned team driving operational improvement
- Management team has held leadership positions at BNSF, Con-way, Pacer, and Roadway



Thank You for Your Time

John Hickerson
Executive Vice President,
Chief Operating Officer

Russell Stubbs
President and Chief
Executive Officer

John McManama
Senior Vice President,
Chief Financial Officer

Frozen Food Express Industries, Inc.
1145 Empire Central Place
Dallas, Texas 75247-4309
(214) 630-8090
www.ffeinc.com

IR Contact
Three Part Advisors, LLC
Dave Mossberg 817 310-0051
Steven Hooser 214-872-2710



Appendix

Exhibit A – Pro Forma Reconciliation to Revenue

(in thousands)	Q1-2012	Q1-2011	Q2-2012	Q2-2011
Total operating revenue	$87,935	$92,107	$95,705	$101,329
less: fuel surcharges	(17,794)	(18,683)	(19,362)	(22,702)
less: dry-freight revenue	(5,445)	(11,420)	(5,617)	(11,703)
Revenue excluding dry-freight and fuel surcharges	$64,696	$62,004	$70,726	$66,924

As part of its overall assessment and comparison of financial performance between accounting periods, Frozen Food Express Industries uses pro forma revenue, which excludes fuel surcharges and revenue from dedicated dry freight services, a service that the Company discontinued during the third quarter of 2011. Pro Forma Revenue is a financial measure and should not be considered an alternative to Revenue, as defined by accounting principles generally accepted in the United States ("GAAP"). A reconciliation of the Pro Forma is provided above.

